Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of BancTec, Inc, a Delaware corporation (the “Company”), on Form 10-K/A for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Jeffrey D. Cushman, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / Jeffrey D. Cushman

Jeffrey D. Cushman
Senior Vice President and Chief Financial Officer

June 26, 2007

A signed original of this written statement required by 18 USC Section 1350 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.